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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement No. 333-51043 on Form S-3 and Registration Statement Nos. 333-05951, 333-45729, 333-60231, and 333-60233 of JDA Software Group, Inc. on Form S-8, of our report dated January 28, 1999, appearing in this Annual Report on Form 10-K of JDA Software Group, Inc. for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP

Phoenix, Arizona
March 31, 1999